UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): June 9, 2021

CLEANSPARK, INC.

(Exact name of Registrant as specified in its charter)

Nevada	001-39187	87-0449945
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1185 S. 1800 West, Suite 3

Woods Cross, Utah 84087

(Address of Principal Executive Offices)

(702) 941-8047

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	CLSK	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933(§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 9, 2021, CleanSpark, Inc., a Nevada corporation (the “Company”), and Amer Tadayon entered into an amendment (the “EA Amendment”) to Mr. Tadayon’s Amended and Restated Employment Agreement, dated October 26, 2020 (the “Employment Agreement”), pursuant to which (i) Mr. Tadayon was appointed as President of the Energy Division, in addition to his current role as Chief Revenue Officer of the Company; (ii) Mr. Tadayon’s base salary (“Base Salary”) was increased by $100,000 per year; and (iii) the bonus percentage relevant to the calculation of Mr. Tadayon’s annual cash bonus, if paid pursuant to the terms of his Employment Agreement, was increased from 30% to not less than 70% of his Base Salary. The EA Amendment does not alter, amend or supersede any other terms of Mr. Tadayon’s Employment Agreement, all of which shall continue in full force and effect.

In connection with the foregoing, on June 10, 2021, the Company granted Mr. Tadayon stock options to purchase an aggregate of 100,000 shares of the Company’s common stock at an exercise price of $18.88 per share, which options vest in equal monthly installments over 36 months from the grant date.

The foregoing description of the EA Amendment does not purport to be complete, and is qualified in its entirety by reference to the complete text of such EA Amendment, a copy of which is attached as Exhibit 10.1 to this Current Report.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
10.1	Amendment to Amended and Restated Employment Agreement, entered into by and between CleanSpark, Inc. and Amer Tadayon, dated June 9, 2021.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CLEANSPARK, INC.

Dated: June 15, 2021	By:	/s/ Zachary K. Bradford
Zachary K. Bradford
Chief Executive Officer and President

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